EXHIBIT 10.12

CONSTRUCTION LOAN AGREEMENT

THIS CONSTRUCTION LOAN AGREEMENT ("Loan Agreement"), dated as of —, by and between — ("Lender"), — ("Borrower"), and THOMAS VO, M.D., an individual, —* all having a partnership business address of 6030 S. Rice Ave., Ste. C, Houston, Texas 77081 (collectively, "Guarantor").

Preliminary Statement

Borrower has applied to Lender for the Loan to aid Borrower in financing construction of the Project, and Lender is willing to make said Loan upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein, Borrower and Lender agree as follows:

Particular Terms; Definitions

As used in the foregoing Preliminary Statement and throughout the further provisions of this Loan Agreement, the following terms shall have the respective meanings indicated opposite each of them (such meanings to be equally applicable to both the singular and plural forms of the terms defined); where the meaning of any term is stated to be "Not Applicable" or "None", provisions involving the application of that term in this Loan Agreement shall be disregarded:

"ADA Indemnity" - The Americans With Disabilities Act Indemnity Agreement, of even date herewith, which shall be made by Borrower to Lender with respect to the Project in connection with the Loan, and any and all modifications, amendments, supplements or restatements thereof.

"Advance" - Individually and collectively, the installment deliveries of the proceeds of the Loan to Borrower by Lender pursuant to Article II hereof.

"Affiliate" - With regard to any Person, any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person, including a Subsidiary. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract, or otherwise.

"Assignment of Rights" - Collateral Assignment of, General Construction Contract, Subcontracts, Plans and Specifications, and Permits and Consent of even date herewith, which shall be made by Borrower to Lender to secure the Note, and any and all modifications, amendments, supplements or restatements thereof.

"Assignments" - The assignment of rents as set forth in the Mortgage and/or the Assignment of Rights, as the context permits or requires.

"Banking Day" - A Day for dealings by and between banks, excluding Saturday, Sunday and any day which shall be a national legal holiday, or a day on which banking institutions are authorized to close.

"Borrower's Architect" — or any successor engaged with consent of Lender.

"Borrower's Engineer" — or any successor engaged with consent of Lender.

"Borrower's Equity" - The difference, if any, between the Total Project Costs and the proceeds of the Loan, representing the equity (cash, prepaid and deferred) to be invested by Borrower in the Project, as shown on the Use of Proceeds attached hereto as Exhibit "C".

"Capacity" - The water, sewer, and other facilities necessary to fully develop the Project.

"Capacity Fees" - Any and all fees and other charges payable for the reservation, acquisition, installation, connection or maintenance of Capacity.

"Change Order Amount" — shall mean any single Change Order in an amount not to exceed — in aggregate.

"Change Orders" - Any amendments or modifications to the General Contract or any subcontract.

"Claim" - An assertion by a Governmental Authority or any other Person as to which, in each case, Lender has made a good faith determination that the assertion may properly be made by the party asserting the same, that the assertion, on its face, is not without foundation and that the interests of Lender require that the assertion be treated as presenting a bona fide risk of a Material Adverse Event.

"Closing Agreement" - If required by Lender, the Loan Closing Agreement, of even date herewith, by and between Lender and Borrower, and any and all modifications, amendments, supplements or restatements thereof.

"Closing Checklist" - The Preliminary Loan Closing Checklist of Lender relating to the Loan and heretofore delivered to Borrower or its legal counsel.

"Collateral" - All real and/or personal property at any time securing the Loan pursuant to and as described in the Security Documents.

"Commencement Date" - No later than ten (10) weeks from the Loan Closing.

"Commitment" - The loan commitment of Lender dated_______________________ , addressed to Borrower, as amended by this Loan Agreement.

"Commitment Fee" - The sum of —, to be paid by Borrower to Lender on the Loan Closing.

"Completion Date" - The earlier to occur of: (a) the date of issuance of a final certificate of occupancy for the Project by the appropriate Governmental Authority or (b) twenty-four (24) months from the Loan Closing, unless extended in writing by Lender in its sole discretion, at which time construction of the Project shall be substantially completed in accordance with the Plans and the Project shall be ready for immediate occupancy.

"Construction Period" - The period commencing not later than the Loan Closing and ending on the earlier to occur of (a) a Default or (b) the Completion Date or such later date as Lender may in its absolute discretion agree to in writing.

"County" - —, or other applicable Local Authority.

"Date of Acceleration" - The date, if any, of exercise by Lender of its right to accelerate payment of the Obligations in accordance with the provisions of paragraph 2 of Article V of this Loan Agreement.

"Day" - A calendar day unless the context indicates otherwise.

"Default" - Any event or condition which with the passage of time or giving of notice, or both, would constitute an Event of Default.

"Default Rate" - (a) Twenty-five percent (25%) per annum or (b) the highest rate of interest permitted from time to time by applicable law, whichever is less.

"Dollars" - Lawful money of the United States of America.

"Due Date" - The date any payment of principal or interest is due and payable on the Loan or the Note.

"Environmental Indemnity" - The Environmental Indemnity Agreement, of even date herewith, which shall be made by Borrower to Lender (and shall include a Joinder of Guarantors) with respect to the Project in connection with the Loan, and any and all modifications, amendments, supplements or restatements thereof.

"Events of Default" - The Events of Default specified in Article V of this Loan Agreement and each of the Events of Default shall be an "Event of Default".

"Excess Proceeds" - The proceeds of the Loan, if any, remaining after payment of the Total Project Costs.

"Excusable Delay" - A delay, not to exceed a total often (10) days, caused by unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, strikes, lockouts, acts of public enemy, riots or insurrections or any other unforeseen circumstances or events beyond the control of Borrower (except financial circumstances or events or matters which may be resolved by the payment of money), and as to which Borrower notifies Lender in writing within five (5) days after such occurrence; provided, however, no Excusable Delay shall extend the Completion Date or suspend or abate any obligation of Borrower or any Guarantor or any other person to pay any money.

"Final Advance" - The last Advance for payment of the Project Costs made by Lender to Borrower following completion of construction of the Project.

"Financial Contract" - (a) An agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); (b) any combination of the foregoing; or (c) a master agreement for any of the foregoing, together with all supplements, entered into by Borrower with Lender or any Affiliate of Lender, with respect to the Loan or any portion thereof, together with all schedules and exhibits thereto, and any and all amendments, supplements, modifications, restatements or replacements thereof.

"Financial Statements" - Statements of Borrower and/or Guarantors, as applicable, heretofore delivered to Lender as described and set forth in Exhibit "B" attached hereto and made a part hereof.

"GAAP" - Generally accepted accounting principles consistently applied to the particular item or items in question. "General Contract" - The contract entered into between Borrower and General Contractor for the construction of the Project in form approved by Lender, together with any and all modifications, amendments, supplements or restatements thereof approved by Lender in writing.

"General Contractor" - The general contractor named in the General Contract for the construction of the Project and approved by Lender, or any successor engaged with consent of Lender.

"Governmental Authority" - The United States, the State in which the Land is located and any political subdivision thereof, and any agency, department, commission, board, bureau, or instrumentality or any of them.

"Guarantor" or "Guarantors" — THOMAS VO, M.D., an individual, — jointly and severally. Each of the Guarantors shall be a "Guarantor".

"Guaranties" - The separate Guaranty Agreement of each Guarantor, of even date herewith, in favor of Lender in connection with the Loan to insure the performance of the covenants of Borrower specified therein, and any and all modifications, amendments, supplements or restatements thereof. Each of the Guaranties shall be a "Guaranty."

"Hard Costs" - The costs of acquisition of the Land, if applicable, and construction of the Project (including, but not limited to, labor and materials actually expended or incurred by Borrower and incorporated or to be incorporated in the Project, without taking into consideration Stored Materials (it being understood and agreed that the Lender shall in no event be obligated to make advances for Stored Materials).

"Improvements" - All infrastructure, buildings, structures, and other improvements located under or upon the Land and all furniture, fixtures, equipment and other personal property of every kind and nature whatsoever located or to be located upon the Land or in any of the buildings, structures or other improvements thereon or used or useable in connection with the occupancy or operation thereof, and any and all additions thereto and substitutions and replacements thereof.

"Initial Advance" - The first Advance to be made by Lender to Borrower under the Loan at the Loan Closing to pay the Loan Costs and, if applicable, to reimburse Borrower for Project Costs previously expended by Borrower and approved for reimbursement by Lender.

"Inspecting Agent" - The Person designated by Lender to inspect the progress of construction of the Project as Lender's representative and solely for Lender's benefit.

"Insurance Requirements" - All terms of each insurance policy and requirements of the issuers of all such policies applicable to or affecting the Project, or any part thereof, or any use or condition of the foregoing, or any part thereof.

"Interest Reserve" - The estimated sum of — to be withheld undisbursed by Lender from the proceeds of the Loan as an interest reserve, as more specifically provided by paragraph 3 of Article I of this Loan Agreement.

"Land" - The real property described in Exhibit "A" to the Mortgage.

"Legal Requirements" - All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directives, and requirements of all Governmental Authorities, foreseen and unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to Borrower or the Land, or any part of any of the foregoing.

"Lender's Counsel" — —.

"Loan" - The loan in the principal amount of up to — made to Borrower by Lender pursuant to and in accordance with the terms of this Loan Agreement.

"Loan Closing" - The date and time of execution and delivery by Borrower, Guarantors and/or Lender, as applicable, of this Loan Agreement and the other Loan Documents.

"Loan Costs" - The costs payable by Borrower in connection with the closing of the Loan, as identified and set forth in the Use of Proceeds.

"Loan Documents" - This Loan Agreement, the Note, the Security Documents, the Environmental Indemnity, the Closing Agreement, agreements, certificates, schedules, notes, statements and opinions, however described, referenced herein or executed or delivered pursuant hereto or in connection with or arising under the Loan or the transactions contemplated by this Loan Agreement and all other documents and instruments executed by Borrower in connection with the Loan and delivered to Lender hereunder.

"Local Authority" - Any Governmental Authority which exercises jurisdiction over the Land or construction thereon.

"Major Subcontractor"; "Major Subcontract" - Any contractor or subcontractor engaged in the construction of the Project under a contract in excess of —, individually or in the aggregate as to any such contractor or subcontractor; such a contract or subcontract.

"Material Adverse Event" - Any circumstance or event which, at any time (a) impairs, or may reasonably be expected to impair, (1) the validity or enforceability of any of the Loan Documents or the exercise by Lender of any of its rights and remedies thereunder, (ii) the ability of Borrower or any Guarantor to pay and perform the Obligations, (iii) the security intended to be afforded to Lender under the Security Documents or the priority of the respective liens thereof, or (iv) the construction, use, occupancy and operation of the Project as contemplated by the Loan Documents, (b) involves, or may reasonably be expected to involve, a material change in the financial condition of Borrower or any Guarantor from that reflected in the Financial Statements most recently delivered to Lender by Borrower or such Guarantor, or (c) results, or may reasonably be expected to result, in a Default.

"Maturity Date" - The earlier to occur of January , 2034, unless sooner accelerated by Lender upon the occurrence of an Event of Default or extended by Lender in writing.

"Mortgage" - The Mortgage, Security Agreement and Assignment of Rents and Leases, and Financing Statement of even date herewith, encumbering the real and personal property set forth therein which shall be made by Borrower to Lender to secure the Note, and any and all modifications, amendments, supplements or restatements thereof.

"Note" - The Promissory Note, of even date herewith, in the face amount of —, evidencing the Loan, which shall be made by Borrower to Lender, and any and all allonges thereto, and any and all extensions, renewals, modifications or replacements thereof.

"Obligations" - Individually and collectively, (a) the payment and performance duties, obligations and liabilities of the Borrower to the Lender, evidenced by the Note, together with all accrued but unpaid interest thereon, and all other payment and performance duties, obligations and liabilities of the Borrower to the Lender, however and whenever incurred, acquired or evidenced, whether primary or secondary, direct or indirect, absolute or contingent, sole or joint and several, or due or to become due, including, without limitation, all such duties, obligations and liabilities of the Borrower to the Lender, under and pursuant to the Loan Documents or otherwise and all renewals, modifications or extensions of any thereof and all future advances made at any time hereafter by Lender to Borrower under or pursuant to the Mortgage or (b) under any Swap Obligations.

"Obligor" — Borrower and each Guarantor (collectively, "Obligors")

"Opinion" - The legal opinion or opinions of counsel to Borrower, in form acceptable to Lender.

"Person" - Any individual, partner, partnership, firm, corporation, trust, unincorporated organization or other organization or entity, or a governmental body or any department or agency thereof.

"Plans" - The final plans and specifications for the construction of the Project on the Land to be prepared by Borrower's Architect and/or Borrower's Engineer, and approved as required herein, and all amendments and modifications thereof made by approved Change Orders; the term shall include the final plans and specifications for segments of the Project.

"Project" - If applicable, the acquisition of the Land, and the construction thereon of the Improvements, all as more fully described in the Plans.

"Project Costs" - The Hard Costs, the Loan Costs, and the Soft Costs, as identified and set forth in the Use of Proceeds, the sum of which shall be the "Total Project Costs", as such term is used in this Loan Agreement.

"Retainage" — That portion of the Project Costs, expressed as a percentage, which will be retained by Lender as an assurance that all subcontractors, material providers, and others involved in the construction will be paid and that the Improvements will be completed.

"Request for Advance" - A statement of Borrower, in such form and manner as Lender may request, setting forth the amount sought, which shall constitute an affirmation and agreement by Borrower that (a) the representations and warranties of Article III remain true and correct as of the date thereof and unless the Lender is notified to the contrary prior to the disbursement of the requested Advance, will be so on the date thereof, (b) that Lender has timely complied with the terms and conditions of this Loan Agreement and (c) Borrower has no claims, counterclaims, defenses or rights of offset or recoupment whatsoever against Lender under the Note or any of the other Loan Documents.

"Requirement" or "Local Requirement" - Any law, ordinance, order, rule, requirement or regulation of a Governmental Authority or a Local Authority, respectively.

"Security Documents" - This Loan Agreement, the Mortgage, the Assignments, the financing statements and any other documents or agreements, however described, securing the Loan or perfecting Lender's lien on or security interest in the collateral described therein.

"Soft Costs" - The indirect or "soft" costs of construction of the Project and payment of interest under the Note, as identified and set forth in the Use of Proceeds.

"Stored Materials" Building materials or furnishings that have not yet been incorporated into the Improvements.

"Subsequent Advances" - All Advances after the Initial Advance.

"Swap Obligations" - Any indebtedness, liabilities, or obligations, now existing or hereafter arising, due or to become due, absolute, or contingent, of Borrower to Lender or any Affiliate of Lender under any Financial Contract for the purpose of exchanging the floating rate of interest applicable to the Note, or the loan or loans evidenced thereby, for a fixed rate of interest; or any other transaction contemplated thereby.

"Title Insurer" - The issuer of the title insurance policy required by item 2(h) of Article VI hereof.

"UCC" - The — Uniform Commercial Code, as amended and in effect from time to time.

"Use of Proceeds" - Borrower's statement of the agreed upon use of the proceeds of the Loan, a copy of which is attached hereto as Exhibit "C" and made a part hereof.

1

ARTICLE I

AMOUNTS, PURPOSES AND TERMS OF LOAN

1.  Loan. Lender agrees to lend to Borrower, upon Borrower's request, up to the aggregate principal amount of the Loan to be funded and disbursed only at the times and upon the terms and conditions hereinafter set forth. At the Loan Closing, Borrower shall pay the Loan Costs from the Borrower's Equity. Thereafter, during the Construction Period and upon satisfaction by Borrower with the provisions of Article VII hereof (including, but not limited to, investment by Borrower in the Project of its full required "cash equity" as set forth in the Use of Proceeds), Borrower shall be entitled to receive the proceeds of the Loan in Advances pursuant to Article II hereof to be used by Borrower solely for the purpose of paying Project Costs. The Loan shall mature on the Maturity Date; provided, however, if there are any Excess Proceeds, such Excess Proceeds shall not be available for Advances and the Commitment shall be permanently reduced by the amount of any such Excess Proceeds without further direction of Borrower. The Loan is not revolving. Any amount repaid may not be re-borrowed.

2.  Note. The Loan and Advances thereunder shall be evidenced by the Note and shall be due and payable in accordance with and as required by the Note. Borrower shall not be liable under the Note except with respect to funds actually advanced to Borrower by Lender pursuant to the terms hereof.

3.  Interest Reserve. Notwithstanding any provisions of paragraph 1 of this Article I to the contrary, Lender shall be entitled to withhold the Interest Reserve undisbursed from the proceeds of the Loan. So long as no Event of Default has occurred and is continuing, Lender shall apply such portion of the Interest Reserve as is available and may be necessary to pay any monthly interest due and payable on the Loan on the Due Date thereof by debiting the Interest Reserve in the appropriate amount. Lender shall provide Borrower on a monthly basis with an accounting of all debits and credits made to the Interest Reserve as aforesaid.

Following the occurrence of an Event of Default, Lender, in its sole and absolute discretion, may, but shall not be obligated to, apply such portion of the Interest Reserve to pay any accrued interest on the Loan or to pay any other sums payable to Lender under this Loan Agreement or any of the other Loan Documents. Borrower hereby consents to and approves the use of such Interest Reserve for each and all of the above purposes without any further direction from Borrower at the time of any such application.

To the extent not applied by Lender as set forth hereinabove, such proceeds shall not be available to be drawn by Borrower hereunder for any other purpose; provided, however, any funds remaining in the Interest Reserve at the end of the Construction Period after payment of all accrued and unpaid interest shall be applied to the reduction of the principal balance of the Loan unless the parties agree otherwise in writing to a different application of such excess funds. Establishment of this Interest Reserve does not absolve the Borrower from responsibility for the payment of interest on the Loan as and when due should funds in the Interest Reserve at any time be insufficient for such purpose.

4. Prepayment.

(a) Optional Prepayment. The principal amount of the Loan may be prepaid, in whole or in part on any payment date, provided that Borrower pays all accrued and unpaid interest at the time of any such prepayment.

Partial prepayments shall be applied to installments of principal in the inverse order of their maturity. Prepayments may not be re-borrowed. Partial prepayments shall not lower the amounts, or postpone the due dates, of any installments of principal and interest due on the Loan but shall be applied to such installments in the inverse order of their maturities.

5.  Use of Proceeds. The proceeds of the Loan are allocated to payment of the Project Costs shown in the "Loan Proceeds" column of the Use of Proceeds. Borrower shall not amend the Use of Proceeds, or otherwise reallocate the proceeds of the Loan from one line item to another in the Use of Proceeds, without the prior written approval of Lender. The Use of Proceeds has been approved by Borrower, and Borrower represents to Lender that the Use of Proceeds includes all Project Costs through the Maturity Date after taking into account the requirements of this Loan Agreement. Lender shall not be required to make (a) any Advance for any Project Cost not set forth in the Use of Proceeds, (b) any Advance from any line item in the Use of Proceeds that, when added to all prior Advances from that line item, would exceed the lesser of (i) the actual cost incurred by Borrower for such line item, or (ii) the sum shown in the "Loan Proceeds" column in the Use of Proceeds for such line item, or (c) any Advance from any contingency line item unless Lender consents to such Advance in its sole discretion. Lender may make Advances from any line item in the Use of Proceeds for purposes other than those for which amounts are initially allocated to such line item, or may change the relative amounts allocated to particular line items in the Use of Proceeds, all as Lender, in its sole discretion, deems necessary or advisable; provided, however, that if Lender is requested by Borrower to make reallocation of a Hard Cost item which would require contractor and lienor notices under the provisions of Section —, — Statutes, written notice from Borrower, as the owner of the Project, to the General Contractor and all required lienors, in compliance with said Section, and countersigned by the General Contractor and any lienors who have provided notices to owner, shall be given prior to any such reallocation. Borrower agrees to provide all such required notices to the General Contractor and all lienors providing notices to owner in compliance with Chapter —, — Statutes, in a timely fashion. Borrower also authorizes Lender to provide such written notices to the General Contractor and lienors providing notices to owner pursuant to Chapter —, — Statutes, to the extent such notices are required by law and releases Lender and waives all claims it may have against Lender for damages Borrower may incur as a result of Lender's failure to deliver said notices. Without prior written approval of Lender, Borrower shall not reallocate the proceeds of the Loan from one line item to another in the Use of Proceeds or otherwise amend the Use of Proceeds.

6.  Borrower's Equity. In accordance with the requirements of Article II and the other provisions of this Loan Agreement, Borrower shall fully invest in the Project and be responsible for the payment of the Borrower's Equity.

7.  Place of Payment. All payments by Borrower under the Loan Documents shall be made to Lender at the address provided in the Note or as otherwise directed by Lender, in Dollars and in immediately available funds (provided, however, regularly scheduled payments of principal and/or interest may be made by check but only if drawn on a U.S. bank).

8.  Application of Payments. All payments made on the Note shall be applied first to interest accrued to the date of payment and next to the unpaid principal balance; provided, however, following the occurrence of an Event of Default, payments shall be applied first to any costs or expenses, including attorneys' fees, that Lender may incur in exercising its rights under the Loan Documents, as Lender may determine.

9.  Set-off. Borrower hereby grants to Lender a lien on, and a security interest in, the deposit balances, accounts, items, certificates of deposit and monies of Borrower in possession of or on deposit with Lender or any of its Affiliates to secure and as collateral for the payment and performance of the Obligations. Upon the happening of any Event of Default, Lender may at any time thereafter and from time to time, without demand or notice, appropriate and set-off against and apply the same to the Obligations (to such Obligations and in such order of application as Lender may determine).

2

ARTICLE II

LOAN ADVANCES

1. Advance Provisions. Subject to the provisions of this Loan Agreement set forth in Articles I through VII and to the further particular provisions, if any, set forth in Article VIII, Lender will make and Borrower will accept, the Loan in the amount of the Note.

The proceeds of the Loan shall be advanced as construction progresses, but not more frequently than once a month, in amounts which at the election of Lender shall be ninety percent (90%) of:

(a)  the Project Costs incurred to the date of the Advance, or

(b)  the amount of the Loan multiplied by the percentage of completion of construction of the Project then attained, or

(c)  the estimated Total Project Costs multiplied by the percentage of completion of construction then attained, less the difference between said estimated Total Project Costs and the amount of the Loan, less, in each case, amounts theretofore advanced.

The percentage of completion of construction at any time and the estimated Total Project Costs shall be determined by Lender and its Inspecting Agent in their reasonable discretion which determination shall be fully binding upon Borrower. The ten percentage (10%) Retainage shall not be advanced during construction but shall be paid to Borrower upon completion of all work to the satisfaction of Lender and its Inspecting Agent and upon satisfaction of such of the conditions for the receipt of the Final Advance set forth in Article VII hereof as Lender or its Inspecting Agent may require under the circumstances.

Notwithstanding the foregoing, the "cash equity" portion of the Borrower's Equity as reflected in the Use of Proceeds shall be disbursed in full in accordance with the requirements of this Article II prior to the disbursement of any proceeds of the Loan. In addition, Borrower shall provide the "deferred equity" portion of the Borrower's Equity from time to time as may be required to pay Project Costs and complete construction of the Project to the extent the aforesaid "cash equity" portion of the Borrower's Equity plus the proceeds of the Loan are insufficient or otherwise unavailable to do so.

2. Additional Provisions. All Advances are to be made at the principal office of Lender, or at such other place as Lender may designate which shall include without limitation, through the office of the Title Insurer or other title company selected by Lender (and, in such case, all fees and costs of disbursement shall be paid by Borrower). On satisfaction of each of the Advance conditions set forth herein (subject, however, to waiver of any such condition by Lender in its discretion) Lender will disburse the approved amount to Borrower's account on deposit with Lender or, at Lender's option, may make payment jointly to Borrower and the approved payee. Requests for Advances, unless otherwise specified by Lender from time to time, shall be submitted not less than ten (10) Banking Days prior to the date of the requested Advance.

Lender may, in its sole discretion, make Advances to Borrower whether under the terms of this Loan Agreement such Advances are required or not. Part or the whole of any such Advance may be disbursed before or after it becomes due if Lender deems it advisable to do so. All such Advances shall be deemed to have been made pursuant to this Loan Agreement and not in modification hereof, shall be secured by the lien of the and all other Collateral, and the making of any such disbursements by Lender shall not be binding upon Lender as to any Subsequent Advance hereunder. It is specifically understood and agreed by Borrower that the making of any Advance hereunder, or of any part of any Advance, shall not be construed as approval or acceptance by Lender of the development and/or construction theretofore done.

Thomas Vo, M.D., as Manager of the Borrower is authorized to make draw requests/request Advances under the Loan for the sole purposes of construction of the Project.

The Loan Closing shall be held, and the Loan Documents shall be executed and delivered at the office of Lender's Counsel in —, — or at such other location as Lender may approve.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF OBLIGORS

Each Obligor represents and warrants (each of the representations and warranties set forth below or made in writing by each Obligor to Lender in connection with the Loan shall survive the execution and delivery of this Loan Agreement and the other Loan Documents and shall continue to be true and correct so long as any of the Obligations are outstanding and unpaid or Borrower is otherwise entitled to an Advance hereunder):

1.  Organizational Status. It is duly formed and validly existing as a limited liability company under the laws of — and is in good standing thereunder, with full power and authority to consummate the transactions contemplated hereby.

2.  Title to Land. Borrower is indefeasibly seized of fee simple title to the Land and has full power and lawful right to convey and mortgage the same, and the Land is free and clear of all liens and encumbrances whatsoever, except current taxes which are not yet due and payable.

3.  No Claim of Lien. No materials of any kind have been placed on the Land by any Person, and no work or labor has been performed thereon within the ninety (90) days prior to the date hereof; there are no unpaid bills for labor, materials, supplies or services furnished to or upon the Land; and no claim of lien affecting the Land or the Project has been filed in the public records of the County and no materials of any kind will be so placed on the Land by any Person or work or labor so performed thereon and no claim of lien will be so filed prior to the recording of the Mortgage.

4.  Plans and Initial Construction. The Plans are satisfactory to Borrower, have been approved by the General Contractor and to the extent required by applicable law or any effective restrictive covenant, have been approved by all Local Authority and the beneficiary of any such covenant, respectively. The Plans so approved have been initialed by Borrower and the General Contractor, respectively. All construction with respect to the Project has been and will be performed within the perimeter of the Land in accordance with the Plans as approved by Lender and in accordance with any restrictive covenants applicable thereto. There will be no structural or other defects in the Improvements, no violation of any Local Requirement with respect thereto and the anticipated use thereof will comply with applicable zoning ordinances, regulations and restrictive covenants affecting the Land and all requirements for such use will have been satisfied.

5.  Licenses and Permits. All necessary licenses and permits and approvals have been obtained, or prior to the commencement of construction of each segment of the Project will have been obtained, so as to permit the construction and completion of the Project in compliance with all applicable Legal Requirements. All permits and approvals that are required to construct any portion of the Project in accordance with the Plans will be obtained and copies thereof will be furnished to Lender prior to the disbursement of any portion of the Loan for any aspect of the Project that would require such permits or approvals to be in place.

6.  Financial Statements. The Financial Statements heretofore delivered to Lender are true and correct in all respects, have been prepared in accordance with GAAP, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof. No materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof and no additional borrowings have been made by Borrower since the date thereof, other than the borrowings contemplated hereby or approved by Lender.

7.  Validity, etc. of Loan Documents. Each of the Loan Documents, when executed and delivered by Borrower or Guarantor to Lender hereunder, will be legal, valid, and binding obligations of the parties executing same, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights and debtor's relief generally from time to time in effect, and to usual equitable principles.

8.  Suits. There are no actions, suits or proceedings pending, or to the knowledge of Obligor threatened, against or affecting it, or the Land, at law or in equity, or before or by any Governmental Authority which, in any case, if adversely determined, would be, or would reasonably be expected to be, a Material Adverse Event. To Obligor's knowledge it is not in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority.

9.  Ability to Execute. The consummation of the transactions hereby contemplated and performance of this Loan Agreement, the Note, the Security Documents, and the other Loan Documents will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter or agreement, or other instrument to which it is a party or by which it or the Land may be bound or affected.

10.  Utilities. All utility services necessary for the construction of the Project and the operation thereof for its intended purpose are for, upon completion of the infrastructure comprising a portion of the Project, will be] available at the boundaries of the Land, including water supply, storm and sanitary sewer facilities, electric and telephone facilities.

11.  Advances. Each request for an Advance, or the receipt of the funds requested thereby, shall have the effect stated in the definition of the term Request for Advance.

12.  Other Agreements. It has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Land except for its arrangements with the Borrower's Architect, the Borrower's Engineer, and the General Contractor.

13.  Access; Parking. All roads (with a minimum width of 50 feet) necessary for direct ingress and egress to and full utilization of the Project for its intended purpose have been completed or will be completed prior to completion of the Project, and have been/will be dedicated to public use and accepted by Local Authority. The design of the Project provides adequate parking for the Project in compliance with all applicable Legal Requirements. Further, all required cross-access and cross-parking easements necessary to serve the Project are in place and in full force and effect.

14.  Traffic Capacity. The traffic capacity for the Project is in compliance with all applicable Legal Requirements.

15.  Non-Default. There is no Default or Event of Default existing under this Loan Agreement, the Note, the Security Documents, or any of the other Loan Documents.

16.  Trade Name. It has never conducted its business or operated the Project (or caused the same to be operated) under any trade name.

17.  Capacity. There is (and will continue to be) sufficient Capacity available for the Project without the necessity of any reservation or advance purchase thereof.

18. Capacity Fees, Impact Fees, etc. All Capacity Fees and other impact fees with respect to the Project have been paid to the extent currently required and Borrower is otherwise entitled to or has secured issuance of a building permit for the Project.

3

ARTICLE W

COVENANTS OF OBLIGORS

Each of the Obligors covenant that so long as any liabilities (whether direct or contingent, liquidated, or unliquidated) of Obligors to Lender under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Obligors subject hereto, Obligors, as applicable, shall, unless Lender otherwise consents in writing:

1.  Non-Encumbrance. It will not convey, lease, or further encumber the Land or any part thereof in any way without the prior written consent of Lender. All easements affecting the Land shall be submitted to Lender for its approval (which approval shall not unreasonably be withheld) and, if so approved by Lender, for joinder by Lender prior to the execution thereof by Borrower, accompanied by a drawing or survey showing the location thereof.

2.  Local Compliance. It will comply promptly with any Requirement or Local Requirement and furnish Lender, on demand, copies of inspection reports made by any Local Authority, and further, will diligently obtain all permits and approvals necessary for the completion of the Project and will furnish Lender, on demand, copies of any such permits or approvals or any application therefor and will promptly advise Lender of any disapprovals or denials of any permits or approvals so requested.

3.  Right of Inspection. It will permit Lender, or its representatives, and its Inspecting Agent to enter upon the Land at all reasonable times, inspect the Project and all materials to be used in the construction thereof and to examine all detailed plans and shop drawings which are or may be kept at the construction site, will cooperate, and cause the General Contractor to cooperate with the Inspecting Agent to enable him to perform his functions hereunder and will pay or reimburse Lender for the reasonable cost of all such inspections and any necessary re-inspections. It is expressly agreed that any inspections made by Lender, or its representatives shall be made solely and exclusively for the protection and benefit of Lender and neither Borrower nor any third party shall be entitled to claim any loss or damage either against Lender or against its employees, agents, or representatives for failure to properly discharge any alleged duties of Lender.

4.  Expenses. It will pay Lender the Inspecting Agent's fees and Lender's attorneys' fees and costs incurred in connection with the negotiation, preparation, enforcement or administration of any of the Loan Documents, whether suit is brought or not and whether incurred in connection with collection, trial, appeal, bankruptcy, or otherwise, and will pay all costs and expenses required to satisfy the conditions of this Loan Agreement; without limitation of the generality of the foregoing, Borrower will pay:

(a)  all taxes (other than taxes based upon Lender's income) and recording expenses, including intangible and documentary stamp taxes, if any;

(b)  all lien and corporate status search expenses, if any;

the fees and commissions lawfully due to brokers in connection with this transaction, other than any such broker retained by Lender, if any; and

(d) the travel expenses of representatives of Lender and Lender's counsel in connection with their attendance at the Loan Closing, the final closing or conferences with the Borrower or its representatives, agents or contractors if held other than in —, —.

To the extent services are required in addition to those normally and reasonably incident to the closing and assignment of a loan of the character contemplated hereby, Borrower shall pay the reasonable fees therefor.

5.  Commencement and Completion of the Improvements. It will cause the construction of the Improvements to be commenced on or before the Commencement Date, and thereafter, will cause such construction to be prosecuted with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Legal Requirements, the Plans and the Loan Documents, and to be completed free and clear of all liens or claims of lien (except liens created by the Loan Documents), and a certificate of [occupancy][completion] and all other permits, licenses and approvals from all applicable Governmental Authorities required for the use, occupancy and operation thereof, in each case satisfactory to Lender, to be obtained, on or before the Completion Date.

6.  Disbursements. If Lender desires to disburse the proceeds of the Loan through the office of the Title Insurer or other title company selected by Lender in accordance with the provisions of Article II hereof, it will enter into an agreement acceptable to Lender to authorize disbursements in this manner.

7.  Brokers. It will indemnify Lender from claims of brokers arising by reason of the execution hereof or the consummation of the transactions contemplated hereby.

8.  Title to Improvements. It will deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers, or agreements, under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements or subject to the lien of the Mortgage.

9.  Correction of Defects. It will, upon demand of Lender or its Inspecting Agent, promptly correct any (a) any material defect in the Improvements, (b) any material departure from the Plans or applicable Legal Requirements, or (c) any encroachment by any Improvements or structure on any building setback line, easement, property line or restricted area. The advance of any proceeds of the Loan shall not constitute a waiver of Lender's right to require compliance with this covenant with respect to any such defects, material departures from the Plans or encroachments not theretofore discovered by, or called to the attention of, Lender. In the event of any dispute between Borrower and Lender with respect to the interpretation and meaning of the Plans which cannot be resolved through consultation between Lender, or its representatives, and the Borrower's Architect and/or Borrower's Engineer, as applicable, the same shall be determined by an independent third party architect or engineer, as applicable, selected jointly by Lender and the Borrower's Architect or Borrower's Engineer, as applicable, and the decision of such third party architect or engineer, as applicable, shall be final and conclusive as between the parties.

10.  Contracts. It will not, without Lender's prior written approval as to parties, terms, and all other matters, (a) enter into any material contract (as defined below) for the performance of any work or the supplying of any labor, materials or services for the design or construction of the Project, (b) enter into any management, leasing, maintenance or other contract pertaining to the Project not described in clause (a) that is not unconditionally terminable by Borrower or any successor owner without penalty or payment on not more than thirty (30) Days' notice to the other party thereunder, or (c) modify, amend, or terminate any such contracts. All such contracts shall provide that all rights and liens of the applicable contractor, architect, engineer, supplier, surveyor or other party and any right to remove removable Improvements are subordinate to Lender's rights and liens, shall require all subcontracts and purchase orders to contain a provision subordinating the subcontractors' and mechanics' and materialmen's liens and any right to remove removable Improvements to Lender's rights and liens, and shall provide that no change order shall be effective without the prior written consent of Lender, except as otherwise may be permitted pursuant to paragraph 12 of this Article IV. Borrower will not default under any contract or permit any contract to terminate by reason of any failure of Borrower to perform thereunder, and Borrower will promptly notify Lender of any default thereunder. Borrower will deliver to Lender, upon request of Lender, the names and addresses of all Persons with whom the General Contractor and each Major Subcontractor has contracted or intends to contract for the construction of the Improvements or for the firnishing of labor or materials therefor. With respect to contracts for the performance of any work or the supplying of any labor, materials or services, a "material" contract is one which exceeds — in total price.

11.  Leases. It will not enter into any lease relating to all or any portion of the Project without the prior written consent of Lender.

12.  Change Orders. It will not permit the performance of any work pursuant to any Change Order which will result in a change in the aggregate of the contract prices for the construction of the Project in excess of the Change Order Amount, nor pursuant to any Change Order which, together with the aggregate of Change Orders theretofore executed by Borrower, excluding those theretofore specifically approved by Lender pursuant to this paragraph, will result in an increase or decrease in such prices in excess of three times the Change Order Amount, unless in either case it shall have received the specific approval of Lender to such Change Order. All Change Orders shall be submitted to Lender on AIA Documents G701 and G702 and accumulated monthly on master AIA Document G703 or such other forms acceptable to Lender in Lender's sole discretion.

13.  Agreements with General Contractor. It will require covenants from the General Contractor to the same effect as the covenant made by the Borrower in the preceding paragraph hereof, and furthermore will provide in the General Contract that Major Subcontractors shall be subject to the approval of Lender and that the General Contractor will, upon request, deliver to Lender the names of all Persons with whom the General Contractor has contracted or intends to contract for the construction of the Project or for the furnishing of labor or materials therefor.

14.  Payment of Withholding Taxes. It will not use, or knowingly permit the General Contractor or any subcontractor to use, any portion of the proceeds of any Advance to pay the wages of employees unless a portion of the proceeds or other funds are also used to make timely payment to or deposit with (a) the United States of all amounts of tax required to be deducted and withheld with respect to such wages under the Internal Revenue Code, and (b) any Governmental Authority of all amounts of tax required to be deducted and withheld with respect to such wages under any applicable state and/or local laws.

15.  Restrictive Covenants. It will comply with all restrictive covenants affecting the Land.

16.  Application of Funds. Lender may apply amounts due hereunder to the satisfaction of the conditions hereof and amounts so applied shall be part of the Loan governed hereby and shall be secured by the Mortgage. Lender may disburse to itself any sums payable to Lender by Borrower on account of interest, costs, charges, fees, brokerage commissions or other expenses with like effect as if the same had been made to Borrower.

17.  No Other Agreement. If there is a General Contractor, it will not execute any contract or become party to any arrangement for the performance of work on the Land except with said General Contractor.

18.  Labor and Materials. It will provide, at its own cost (except to the extent funded by the Loan), all labor and materials as are required for the complete construction of the Project. All labor and materials contracted for or utilized in connection with the construction of the Project shall be used and employed solely on the Land and in said construction and shall be strictly used in accordance with the Plans.

19.  Notice of Commencement. Prior to the initial payments to the General Contractor or any subcontractor, laborer or materialman for commencement of construction of the Project but subsequent to the recording of the Mortgage, it will cause to be executed and filed for record among the public records of the County a Notice of Commencement, as required by Chapter — ,—* Statutes, and a certified copy thereof will be posted on the Land and will remain so posted during the period of construction, all in accordance with the applicable provisions of Chapter —, — Statutes.

20. Satisfaction of Conditions. It will cause all conditions hereof to be satisfied to the extent it is within its power to do so.

21. Trust Funds; Use of Proceeds. The monies disbursed pursuant to this Loan Agreement shall constitute a trust fund (but need not be segregated by Borrower) and shall be used solely for the payment of Project Costs strictly in accordance with the Use of Proceeds and for no other purpose, unless another use is specifically provided for in this Loan Agreement or is consented to in writing by Lender prior to any such usage, in which case, Borrower will timely comply with the requirements set forth in paragraph 6 of Article II hereof.

22. Change in Articles; Business; Name; Executive Management. It will not make or permit to be made any change in its Articles of Organization, dated as of —, as amended to date, or any change in its business from that conducted on and as of the Loan Closing, or any change in its name, or any change in its executive management, without, in each instance, the prior written consent of Lender.

23. Capacity, etc. It will timely acquire all Capacity and pay all Capacity Fees and other impact fees in connection therewith so that construction of the Project will not be interrupted or otherwise delayed.

24. Financial Information. Borrower will provide, or cause to be provided, the following financial information to Lender:

(a)  Annually, within ninety (90) days after its fiscal year end, Borrower shall provide to Lender its, and its tenant's, — ("Tenant"), internally prepared financial statements and statements of changes in financial condition, including without limitation, operating statements, which statements shall include profit and loss statements and balance sheets certified by the Borrower and Tenant and in form utilizing GAAP.

(b)  The Borrower (who shall also provide Tenant's) and Guarantors shall each provide to Lender on an annual basis within thirty (30) days of filing, complete, fully executed, governmental copies of all federal income tax returns and extensions, prepared by an accountant or tax professional, which shall include all supporting documentation and schedules submitted therewith (including without limitation, W2s, and Schedule Ks) and proof of payment of tax liability for Borrower and Guarantors;

(c)  Annually, within thirty (30) days of the anniversary date of the financial statement currently on file with the Lender an updated personal financial statement of each individual Guarantor certified by them as applicable; and

(d)  Any other information, reports, or statements Lender may request, periodically, in order to assess the current financial condition of Borrower and/or Guarantors.

All such financial information must be provided in a form and content reasonably acceptable to Lender and be certified in favor of Lender if so requested. Financial statements on individuals must be on Lender approved financial statement form or be accompanied by a properly executed Lender provided attestation form.

25. Tax Service Fee. At Lender's option, it will pay at such time as is specified by Lender, the current Tax Service Fee charged by the tax servicing agent designated by Lender.

26. Licenses. It will timely procure and maintain in good standing all licenses, certificates and other governmental approvals necessary for the use, occupancy, and operation of the Project, when completed, as an ER/Hospital.

27. Depository Accounts. Borrower will maintain a depository account with Lender, which account shall be maintained in a manner satisfactory to Lender. The Lender shall have the right to deposit construction draws and/or automatically debit the account for any monthly interest payments due and payable on the Loan for which the Interest Reserve is not available.

28.  Zoning. It will cause all zoning provisions relating to construction of the Project to be satisfactory to Lender and Lender's counsel.

29.  Subordination of Indebtedness to Affiliates. It will cause all indebtedness and other obligations to any of its Affiliates to be expressly subordinated to the Loan pursuant to written subordination agreements acceptable to Lender.

30.  Secondary Financing; Additional Indebtedness. It will not incur, create, assume, or permit to exist any indebtedness or liability for borrowed money (including without limitation, any secondary secured financing with regard to the Project), any indebtedness evidenced by notes, bonds, debentures, or similar obligations or any conditional sales or title retention agreement or capitalized lease without, in each instance, the prior written consent of Lender.

31.  Punctual Payments. Punctually pay all principal, interest, fees, or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein.

32.  Compliance. Preserve and maintain all licenses, permits, governmental approvals, rights, privileges, and franchises necessary for the conduct of its business; and comply with the provisions of all documents pursuant to which Obligors are organized, as applicable, and/or which govern each Obligor's continued existence, as applicable, and with the requirements of all laws, rules, regulations and orders of any governmental authority applicable to Obligors and/or their respective businesses.

33.  Insurance. Maintain and keep in force, for each business in which Obligors are engaged, insurance of the types and in amounts customarily carried in similar lines of business, including but not limited to fire, extended coverage (including but not limited to wind), public liability, flood, property damage and workers' compensation, with all such insurance in amounts satisfactory to Lender and naming Lender as loss payee or additional insured, if and as Lender may require, and deliver to Lender from time to time at Lender's request schedules setting forth all insurance then in effect. Such insurance may be obtained from an insurer or through an insurance agent of Obligors' choice, provided that any insurer chosen by Obligors is acceptable to Lender on such reasonable grounds as may be permitted under applicable law. Borrower shall have delivered to Lender originals or certificates of all such policies establishing Lender as additional insured and loss payee together with the agreement of the insurers to give not less than thirty (30) days prior notice to Lender in the event of cancellation of such policies or material change in the coverage thereof

34.  Taxes and Other Liabilities. Pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments, except (i) such as Obligors, as applicable, may in good faith contest or as to which a bona fide dispute may arise, and (ii) for which Obligors, as applicable, have made provision, to Lender's satisfaction, for eventual payment thereof in the event Obligors, as applicable, are obligated to make such payment.

35.  Depository Relationship. Maintain a depository relationship with Lender for the duration of the Loan.

36.  Capital Expenditures. N/A

37.  Dividends and Distributions. Not declare or pay any dividends, redemptions of stock or membership interests, distributions, and withdrawals (as applicable) to the owners of its capital stock or membership interest, except dividends payable in capital stock or membership interests.

38. Other Debts. Not incur any indebtedness, secured or unsecured, direct, or indirect, absolute or contingent (including guaranteeing any obligation or capital lease obligations), other than the Loan and trade debt incurred in the ordinary course of business. This does not prohibit:

(a)  acquiring goods, supplies, or merchandise on normal trade credit;

(b)  endorsing negotiable instruments received in the ordinary course of business;

(c)  obtaining surety bonds in the ordinary course of business; or

(d)  liabilities, lines of credit and leases in existence on the date of this Agreement disclosed to Lender in writing prior to the date of this Agreement and approved by Lender.

39. Other Liens. Not create, assume, or allow any security interest or lien (including judicial liens) on property any Obligor now or later owns, except:

(a)  liens and security interests in favor of Lender or any affiliate of Lender.

(b)  liens for taxes not yet due.

(c)  liens existing on the date of this Agreement disclosed to Lender in writing prior to the date of this Agreement and approved by Lender.

40. Maintenance of Assets.

(a)  Not sell, assign, lease, transfer or otherwise dispose of any part of any Obligor's business or any Obligor's assets except in the ordinary course of such Obligor's business.

(b)  Not sell, assign, lease, transfer or otherwise dispose of any assets for less than fair market value or enter into any agreement to do so.

(c)  Not enter into any sale and leaseback agreement covering any of any Obligor's fixed assets.

(d)  Maintain and preserve all rights, privileges, and franchises the Obligor now has.

(e)  Make any repairs, renewals, or replacements to keep the Obligors' properties in good working condition.

41. Investments. Not have any existing, or make any new, investments in any individual or entity, or make any capital contributions or other transfers of assets to any individual or entity, except for:

(a)  existing investments disclosed to Lender in writing prior to the date of this Agreement and approved by Lender; or

(b)  investments in any of the following: (A) certificates of deposit; (B) U.S. treasury bills and other obligations of the federal government; or (C) readily marketable securities (including commercial paper but excluding restricted stock and stock subject to the provisions of Rule 144 of the Securities and Exchange Commission).

42. Loans. Not make any loans, advances, or other extensions of credit to any individual or entity, except for:

(a)  existing extensions of credit disclosed to Lender in writing prior to the date of this Agreement and approved by Lender; and

(b)  extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business to non-affiliated entities; provided that originals of any such notes receivable have been previously delivered to Lender and approved by Lender.

43. Change of Ownership. Not cause, permit, or suffer directly or indirectly any change in capital ownership in any entity Obligor.

44. Notices to Lender . Promptly notify Lender in writing of:

(a)  any lawsuit over Fifteen Thousand and 00/100 Dollars ($15,000.00) against any Obligor;

(b)  any substantial dispute between any governmental authority and any Obligor;

(c)  any Event of Default under this Agreement, or any event that, with notice or lapse of time or both, would constitute an Event of Default;

(d)  any material adverse change in any Obligor's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit;

(e)  any change in any Obligor's name, legal structure, principal residence (for an individual), state of registration (for a registered entity), place of business, or chief executive office if such Obligor has more than one place of business; and any actual contingent liabilities of and Obligor, and any such contingent liabilities that are reasonably foreseeable.

45. Access for Inspections and Audits. Allow Lender and its agents to inspect the Obligors' properties and examine, audit, and make copies of books and records at any reasonable time upon reasonable advance notice.

46. Inspections and Appraisals of Collateral. Allow Lender and its agents to visit all parcels of real property collateral and have access to all personal property collateral at any reasonable time upon advance notice for the purpose of inspecting such collateral and conducting appraisals, environmental inspections, or other diligence, and deliver to Lender any financial or other information concerning such collateral as Lender may request.

47. Perfection of Liens. Assist Lender in the perfection and protection of its security interests and liens and to reimburse it for related costs it incurs to protect its security interests and liens.

48. Capital. Borrower acknowledges and agrees that the capital contributed by the Borrower to the project or internally generated by the Project shall remain in the Project throughout the life of the Project and that Borrower shall not have the right or ability to withdraw either the capital contribution or the capital generated internally by the project during the life of the Project. The life of the Project concludes upon the occurrence of any of the following events: (i) the loan is converted to permanent financing; (ii) the Project is sold; or (iii) the debt is paid in full.

49. Further Assurances. Promptly upon the request of Lender:

(a)  Correct any material defect or error that may be discovered in any of the Loan Documents or in the execution, acknowledgement, filing or recordation thereof; and

(b)  Do, execute, acknowledge, and deliver any and all such further acts, notices of assignments, transfers, certificates, assurances and other instruments as Lender, may require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents; (B) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively to Lender, the rights granted or now or hereafter intended to be granted to Lender under this Agreement or under any of the other Loan Documents or under any other instruments executed in connection with any Loan Documents to which any of the Obligors is or is to be a party; and (C) reimburse Lender for all costs incurred by Lender in exercising any right provided under any of the Loan Documents.

50. No Consumer Purpose. Not use this Loan for personal, family, or household purposes.

51. Financial Covenants.

(a)  Debt Service Coverage Ratio Pre-Distribution. The pre-distribution debt service coverage ratio shall be no less than —x measured annually based on tax returns commencing with the Property's fiscal year end December 31, —. This ratio is defined as the ratio of (a) the Property's Net Operating Income to (b) the aggregate principal and interest payable on its total debt obligations (including the current portion of capitalized lease obligations) for the period in question. "Net Operating Income" shall mean net income from the property before distributions plus interest expense, depreciation, amortization, and all other non-cash expenses. The net income calculation will be derived from the inclusion of all normal, regularly scheduled, and customary expenses associated with this property type and lease type including, but not necessarily limited to, annual real estate taxes, property insurance, utilities, repairs and maintenance costs, professional fees, management fees of not less than one percent (1%) of gross revenues, and replacement reserves of not less than $** per square foot.

(b)  Debt Service Coverage Ratio Post-Distribution. The pre-distribution debt service coverage ratio shall be no less than **x measured annually based on tax returns commencing with the Property's fiscal year end December 31, **. This ratio is defined as the ratio of (a) the Property's Net Operating Income to (b) the aggregate principal and interest payable on its total debt obligations (including the current portion of capitalized lease obligations) for the period in question. "Net Operating Income" shall mean net income from the property after distributions plus interest expense, depreciation, amortization, and all other non-cash expenses. The net income calculation will be derived from the inclusion of all normal, regularly scheduled, and customary expenses associated with this property type and lease type including, but not necessarily limited to, annual real estate taxes, property insurance, utilities, repairs and maintenance costs, professional fees, management fees of not less than one percent (1%) of gross revenues, and replacement reserves of not less than $** per square foot.

(c)  Loan to Value; Appraisal. Borrower will not permit the Loan to Value Ratio (as defined below) to exceed eighty percent (80%) (the "Required LTV"). The "Loan to Value Ratio" means, at any time, the ratio (expressed as a percentage) of (1) the aggregated principal amount of the Note, to (2) the fair market "as built" appraised value of the Land and Improvements. The appraised value shall be determined in accordance with an appraisal performed by Lender or a recent appraisal by the third-party appraiser obtained by the Lender, in either case in form and content acceptable to Lender in its sole and absolute discretion. If the Loan to Value Ratio exceeds the aforementioned eighty percent (80%), at any time, the Borrower shall prepay the Note in an amount equal to the excess immediately upon receipt of written notice from the Lender demanding such prepayment. Lender may from time to time obtain a third-party appraisal of any portion of the Land and Improvements if (a) Lender reasonably believes such appraisal is necessary, or (b) required by the terms of this paragraph or by applicable law, regulation, or governing authority. The costs of each such appraisal shall be payable by Borrower to Lender on demand.

4

ARTICLE V

EVENTS OF DEFAULT; REMEDIES

1. Events of Default. The following shall constitute Events of Default hereunder (but only after expiration of any grace or curative period applicable thereto as set forth below):

(a)  if Borrower fails to comply with any of the affirmative or negative covenants made by it in this Loan Agreement which are not otherwise specifically dealt with herein and such failure continues for a period of ten (10) Days following notice thereof given by Lender to Borrower in the manner provided by paragraph 7 of Article VIII hereof;

(b)  if Borrower defaults in any payment of the principal of or interest on the Loan or in the payment of any of the other Obligations when and as the same shall become due and payable, whether on demand, at maturity, by acceleration or otherwise, which is not cured, in any instance, within five (5) days following the date so due and payable (without any requirement for notice of default from Lender to Borrower or other right to cure by Borrower);

(c)  if any other default shall occur under any of the Loan Documents which is not elsewhere specifically dealt with under this Article V and such default is not cured within the applicable curative period set forth in such Loan Document, if any;

(d)  if Borrower or any Guarantor defaults in the performance of any agreement with any Person (including Lender) with respect to any liabilities of Borrower or such Guarantor if the effect of such default is to accelerate the maturity of such liabilities or at maturity (giving effect to any applicable grace period) such liabilities shall not be paid as and when due and payable unless such default is being contested in good faith by Borrower or such Guarantor and, if adversely determined, would not be a Material Adverse Event;

(e)  if at any time any material representation or warranty made by Borrower herein or in any of the other Loan Documents shall be incorrect; if the construction of the Project be not carried on with reasonable dispatch or at any time, other than for Excusable Delays, be discontinued for a period of thirty (30) consecutive Days or if the Project is abandoned at any time;

(g)  if Lender reasonably determines that construction of the Improvements in accordance with the requirements of this Loan Agreement will not be commenced on or before the Commencement Date or completed on or before the Completion Date;

(h)  if Lender or its representatives or its Inspecting Agent be not permitted, at all reasonable times, to enter upon the Land, inspect the Improvements and the construction thereof and all materials, fixtures and articles used or to be used in the construction and to examine all detailed plans, shop drawings and specifications which relate to the Improvements, or if Borrower shall fail to furnish to Lender or its authorized representative, when requested, copies of such plans, drawings and specifications;

(i)  if any of the materials, fixtures or articles used in the construction of the Project or the appurtenances thereto, or to be used in the operation thereof, are not substantially in accordance with the Plans as approved by Lender;

(j)  if Borrower executes any conditional bill of sale, chattel mortgage or other security instrument covering any materials, fixtures or articles incorporated or intended to be incorporated in the Project or the appurtenances thereto, or files a financing statement publishing notice of such security instrument, or if any of such materials, fixtures or articles be not purchased so that the ownership thereof will vest unconditionally in Borrower, free from encumbrances upon payment for such materials, fixtures and articles, or if Borrower does not produce to Lender upon demand the contracts, bills of sale, statements, receipted vouchers or agreements, or any of them, under which Borrower claims title to such materials, fixtures and articles;

(k) if Borrower does not disclose to Lender and its Inspecting Agent, upon demand, the names of all Persons with whom Borrower contracted or intends to contract for the construction of the Project or for the furnishing of labor or materials therefor, or when so required by Lender fails to obtain the acceptance by Lender of such Persons;

(1) if Borrower is unable to satisfy any condition of its right to the receipt of an Advance hereunder for a period in excess of thirty (30) Days;

(m)  if Lender makes a reasonable determination that the physical condition of the Project has deteriorated to the degree that Lender's security has been materially impaired;

(n)  if a lien for the performance of work or the supply of materials be filed against the Land and remain unsatisfied or unbonded at the time of funding of any Request for Advance or for a period of thirty (30) Days after Borrower receives notice of the filing thereof, whichever first occurs;

(o)  if any petition under the Bankruptcy Code, or any similar foreign, federal or state statutes shall be filed by or against Borrower or any Guarantor (which, in the case of an involuntary petition, is not dismissed or stayed within sixty (60) days from the date of filing same) or if Borrower or any Guarantor shall become insolvent or unable to pay its debts as they mature;

(p)  if Borrower or any Guarantor makes a general assignment for the benefit of creditors, or if a receiver, trustee, custodian or similar official is appointed for Borrower or any Guarantor or takes possession of any assets of Borrower or such Guarantor or if any insolvency proceedings or other proceedings for the liquidation of Borrower or, if applicable, any Guarantor, are instituted by or against Borrower or such Guarantor (which, in the case of an involuntary proceeding, is not dismissed or stayed within sixty (60) days from the date of filing same);

(q)  if Borrower or, if applicable, any Guarantor, dissolves or ceases to conduct business as conducted on the date of the Loan Closing or, in the case of any Guarantor who is an individual, such individual dies or becomes incapacitated;

(r)  if any judgment is rendered against Borrower or any Guarantor and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

(s)  if a Claim is made that the Project or the Land does not comply with any applicable Requirements or an action is instituted in any court or administrative agency with jurisdiction over the Land or Borrower in which a Claim is made as to whether the Project or the Land do so comply, which is not resolved in Borrower's favor within thirty (30) days after the commencement thereof except for such Claims as Borrower is diligently contesting in good faith as long as the enforcement thereof is stayed;

(t)  if the Land, or any material part thereof, is condemned or taken by right of eminent domain or other public authority;

(u)  if a Material Adverse Event shall occur which is not otherwise specifically dealt with under this Article V; or

(v) if any Guarantor fails to meet or comply with any term or condition of its Guaranty or seeks to cancel such Guaranty for any reason whatsoever or defaults in the payment or performance of any obligations or indebtedness of such Guarantor to Lender.

Lender, in its sole discretion, may waive or forebear enforcement of any of the foregoing Events of Default upon such terms and conditions as Lender deems acceptable. Further, notwithstanding any of the foregoing provisions of this paragraph 1 to the contrary, if Borrower has failed to timely cure any Default prior to the expiration date of the curative period, if any, provided hereby with respect thereto, Lender may, at its option, cure such Default; provided, however, Lender shall be under no duty or obligation to do so. For purposes of so curing any such Default, Lender may use any funds of Borrower in its possession or otherwise available under the Loan.

2. Default Remedies. Lender shall have the right (but not the duty or obligation), upon the happening of any Default (but, in such instance, Lender's action shall be limited to the remedies set forth in (a) and (b) below) or any such Event of Default, in addition to any rights or remedies available to it under the

Security Documents or the other Loan Documents and applicable law, (a) to withhold Advances hereunder, (b) to use any funds of Borrower, including any balance which may be available in the Interest Reserve, or to make one or more Advances, to cure any Default, (c) to increase the interest rate up to the default rate without declaring the indebtedness evidenced by the Note and all other Obligations to be forthwith due and payable, which increased rate shall then be applicable to the Loan during the period of default (provided, however, such election by Lender shall not preclude Lender from thereafter declaring the Loan to be in further default and exercising any of its other rights hereunder, including without limitation, the right of acceleration as set forth in subparagraph (d) below), (d) to declare the indebtedness evidenced by the Note and all other Obligations to be forthwith due and payable, whereupon the Note and all such other Obligations shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest or any other notice or grace period of any kind, all of which are hereby expressly waived, anything contained in this Loan Agreement or in the Note or in any such other Obligations to the contrary notwithstanding and, upon such acceleration, the unpaid principal balance and accrued interest upon the Note, shall from and after such date of acceleration bear interest at the Default Rate, (e) to exercise all rights and remedies available to it as a secured party under the UCC, and (f) to enter into possession of the Land and perform any and all work and labor necessary to complete the Project substantially in accordance with the Plans and employ watchmen if reasonably necessary to protect the Land and the Project.

All sums expended by Lender for the purposes set forth in subparagraph (f) above shall be deemed to have been paid to Borrower and secured by the Mortgage. For this purpose, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete the Project in the name of Borrower, and hereby empowers Lender as follows: (a) to use any funds of Borrower including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing the Project in the manner called for by the Plans, (b) to make such additions and changes and corrections in the Plans which shall be necessary or desirable to complete the Project in substantially the manner contemplated by such Plans, (c) to assume or reject any contract entered into by Borrower in connection with the Project or to enter into additional or different contracts for services, labor and materials required in the reasonable judgment of Lender and to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for said purposes, (d) to pay, settle or compromise all existing bills and claims which are or may be liens against the Land, or may be necessary or desirable for the completion of the work or the clearance of title, (e) to execute all applications and certificates in the name of Borrower which may be required by any construction contract, and (f) to do any and every act with respect to the construction of the Project which Borrower may do in its own behalf. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact shall also have power to prosecute and defend all actions or proceedings in connection with the construction of the Project and to take such action and require such performance as is deemed necessary. Borrower hereby assigns and quitclaims to Lender all sums advanced hereunder and all sums in escrow hereunder to the extent the same have not been actually disbursed to third parties.

Notwithstanding any other provisions hereof to the contrary, Lender may at any time abandon completion of construction of the Project after having commenced it and may recommence such construction and completion of the Project, upon Lender's election to do so.

Borrower agrees to pay to Lender, on demand, all reasonable costs and expenses of completion of the Project, including all sums disbursed by Lender incident to said completion and reasonable charges by Lender for its services incident thereto and reasonable attorneys' fees incurred by Lender (whether suit is brought or not and whether incurred in connection with collection, trial, appeal, bankruptcy or otherwise) or incident to said default and the completion of said construction, or incident to the enforcement of any provision hereof and all such sums, even though they may, when added to the monies advanced and disbursed under this Loan Agreement, exceed the aggregate amount of the Note, shall be secured by the lien of the Mortgage as though the same were a part of the debt originally described in and secured thereby.

If Lender shall fail to give any notice and right to cure to Borrower as provided herein, the sole and exclusive remedy of Borrower for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and right to cure and to have any acceleration of the maturity of the Obligations postponed or revoked and foreclosure or other proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, and Borrower shall have no right to damages or any other type of relief not herein specifically set out against Lender, all of which damages or other relief are hereby waived by Borrower. Nothing herein or in any of the other Loan Documents shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

5

ARTICLE VI

CONDITIONS PRECEDENT TO LENDER'S OBLIGATION

Lender shall not be obligated to close the Loan or, if applicable, make the Initial Advance thereunder at the Loan Closing, or otherwise perform hereunder unless each and all of the following conditions shall have been satisfied:

1. Conditions Precedent to Loan. Lender shall have received, and, where applicable, shall have approved as satisfactory in scope and content:

(a)  if not previously paid, the Commitment Fee, to be retained by it whether or not any Advances are made hereunder;

(b)  evidence of payment for the services rendered by Lender's attorney relating to the Loan;

(c)  the Financial Statements and other financial information required by the Commitment;

(d)  if applicable, evidence of payment of Borrower's most recent calendar year end federal, state and local taxes, including without limitation, ad valorem real and personal property taxes;

(e)  an executed copy of a soils test of the Land;

(f)  an appraisal of the Land and any improvements located thereon reflecting that the completed value of the Land and any improvements located thereon meets the Required LTV parameters and is otherwise satisfactory to the Lender in its sole reasonable discretion;

(g)  an executed copy of Lender's environmental checklist and a VISTA environmental assessment relating to the Land or, at Lender's option, a Phase I environmental inspection and report of the Land and, at Lender's further option, a Phase II environmental inspection and report of said Land should Lender so require after review of any required Phase I inspection and report, in each case, addressed and certified to Lender;

(h)  satisfactory evidence of legal ingress and egress between the Land and a publicly dedicated roadway adequate for the intended use of such Land;

(i)  satisfactory evidence that all existing Improvements on the Land, if any, including without limitation, roads, water, sewer and drainage facilities, comply with applicable Requirements and have been approved by the appropriate Governmental Authority;

0) satisfactory evidence that electric, sewer and water and telephone facilities are available to the Project in sufficient quantities for the intended use thereof, including without limitation, the Capacity, and that all required reservation, impact or other fees payable in connection therewith have been fully paid by Borrower, including without limitation, the Capacity Fees;

(k) copies of the Plans (including all Change Orders) and a schedule of costs for the construction of the Project, indicating for each particular category the particular costs allocated to that category and including a proposed draw schedule for completion of the Project, together with written evidence of the approval thereof by General Contractor;

(1) a copy of the General Contract certified to be true and complete, which shall be a fixed price contract and have other terms acceptable to the Lender, with a contractor acceptable to the Lender, who shall provide evidence to Lender of adequate bonding capacity from a bonding company satisfactory to Lender, together with the letter from the General Contractor in the form attached hereto as Exhibit "A 1", and a listing of all subcontractors on AIA Document G805 certified to be true and complete;

(m)  the policies of insurance required by this Loan Agreement and the Security Documents and builder's risk insurance (including without limitation wind coverage), accompanied by evidence of the payment of the premiums therefor; provided, however, that Lender may defer the requirement for builder's risk insurance prior to the Initial Advance under appropriate circumstances as determined by Lender in its sole discretion;

(n)  written confirmation that the General Contractor is covered by liability insurance in an amount satisfactory to Lender but in no event less than One Million and 00/100 Dollars ($1,000.000.00) per occurrence and workers' compensation coverage as required by law;

(o)  copies of the contracts or agreements with the Borrower's Architect and the Borrower's Engineer certified to be true and complete, together with the letters from the Borrower's Architect and the Borrower's Engineer in the forms attached hereto as Exhibit "A-2" and Exhibit "A-3", respectively;

(p)  a schedule of costs for construction of the Project, together with a critical path schedule for commencement and completion of the various segments of the Project;

(q)  satisfactory evidence that the contemplated Improvements and use thereof comply with all applicable zoning ordinances, restrictive covenants, comprehensive plan provisions, land development regulations and concurrency management regulations affecting the Land and that no litigation is pending regarding the validity of same;

(r)  satisfactory evidence of the receipt of all authorizations which are presently procurable with respect to the Project, including without limitation, plot plan approvals, subdivision approvals, environmental approvals, water, sewer and drainage permits, and building and other permits required by the appropriate Governmental Authority for the construction, use, occupancy and operation of the Project in accordance with all applicable Requirements;

(s)  satisfactory evidence of the payment of all impact fees affecting the Land or the Improvements or that no such payments are presently required;

(t)  satisfactory evidence that no Notice of Commencement with respect to the Project has been recorded (unless the same has been terminated or expired in accordance with applicable law) and that the Land is free and clear of all liens and claims of third parties [and, if applicable, that all subcontractors, laborers and materialmen have been paid in full for all work performed and material supplied with regard to the Project through the Loan Closing and recording of the Mortgage; and

(u)  an authorization from Borrower of the placement of a sign on the Land reflecting that Lender is providing the construction loan for the Project.

2. Lender's Counsel. Lender's counsel shall have received where applicable, and shall have approved as satisfactory in scope and content:

(a)  the executed Note;

(b)  the executed Mortgage in form for recording;

(e) the executed Assignments in form for recording, if required for perfection of Lender's lien or security interest;

(d)  the executed Environmental Indemnity;

(e)  the executed Guaranty(ies);

(f)  financing statement(s) to perfect the security interest created or purported to be created by the Security Documents;

(g)  an executed Notice of Commencement with respect to the Project, in form for recording subsequent to the recording ofthe Mortgage, together with an executed Affidavit of Posting as required by the laws of —;

(h)  a paid title insurance commitment (to be replaced by a title insurance policy within thirty (30) Days from the Loan Closing) from a Title Insurer acceptable to Lender on the 2006 ALTA loan policy (06-17-06) (with — Modifications) form in the amount of the Note, insuring the Mortgage to be a valid first lien on the Land, free and clear of all defects and encumbrances except such as Lender and its counsel shall approve, and which shall contain:

(i)  full coverage against mechanics' liens;

(ii)  no survey exceptions not theretofore approved by Lender and its counsel;

(iii)  an undertaking by the Title Insurer to provide the notice of title continuation or endorsement referred to in subparagraph (g) of paragraph 5 of Article VII hereof; and

(iv)  a Pending Disbursements Clause in form satisfactory to Lender; and shall include copies of all instruments which appear as exceptions in the commitment;

(i) original current survey of the Land made by a licensed and registered land surveyor acceptable to Lender, meeting the minimum technical standards for surveys established by — state law and certified to Lender, Lender's counsel, and the Title Insurer, and showing the following with specific reference to the title commitment:

(i) the location of the perimeter of the Land by courses and

(ii) distances; all easements and rights-of-way;

(iii)  the lines of the streets abutting the Land and the width thereof;

(iv)  encroachments, and the extent thereof in feet and inches upon the Land;

(v)  the Improvements, to the extent constructed, and the relation of the Project by distances to the perimeter of the Land, the established building or setback lines and the street lines; and

(vi)  if the Land is described as being on a filed map, a legend relating the survey to said map; if applicable, a certified copy of the Plat of the Land, approved by all necessary Governmental Authorities;

(j)  Borrower's Articles of Organization and Operating Agreement or regulations and all amendments thereto, certified by an authorized officer of Borrower, and a current good standing certificate from the applicable Governmental Authority in the jurisdiction of Borrower's formation and, if different, from the applicable Governmental Authority in the jurisdiction where the Project is located;

(k)  if applicable, evidence of Borrower's compliance with F.S. §865.09 (fictitious name registration) or other applicable law;

(l)  the Opinion if required by Lender;

(m)  certificates from Borrower's Architect and Borrower's Engineer or other third-party professionals required by Lender addressed to Lender and stating, among other matters required by Lender or Lender's Counsel, that all licenses, permits and approvals regarding construction of the Improvements have been obtained;

(n)  appropriate and properly executed resolutions, authorizations, affidavits, or certificates relating to the Loan, together with such other organizational documents and certificates of authority or good standing as Lender or Lender's Counsel may require; and

(o)  such other executed documents, instruments, opinions, and other items as may have been reasonably requested by Lender or Lender's counsel in connection with the Loan or are otherwise required by the Commitment.

6

ARTICLE VII

CONDITIONS TO LENDER'S OBLIGATION

TO MAKE SUBSEQUENT ADVANCES

Notwithstanding closing of the Loan, Lender shall not be obligated to make any Subsequent Advance until the conditions set forth in Article VI, and the following further conditions shall have been satisfied:

1. Continuing Warranties. The representations and warranties made in Article HI hereof shall be true and correct on and as of the date of the Advance with the same effect as if made on such date.

2.  Status of Improvements. The Improvements shall not have been materially injured or damaged by fire or other casualty unless the Lender shall have received insurance proceeds sufficient in the judgment of Lender to affect the satisfactory restoration of the Improvements and to permit the completion thereof prior to the Completion Date.

3.  Borrower's Equity. The requirements of paragraph 6 of Article I hereof shall have been met with regard to the Borrower's Equity.

4.  Default Status. There shall be no Default under any of the Loan Documents.

5.  Documents, etc. Prior to Disbursement. Lender shall have received with respect to the Project and shall have approved as satisfactory in scope and content:

(a)  advice from the Borrower's Architect and/or Borrower's Engineer to the effect that the Plans for the Project have been approved by him and, to the extent applicable or required, by all appropriate Local Authority, that the Project complies with applicable zoning ordinances and regulations and that the General Contract is acceptable to him and satisfactorily provides for the construction of the Project, and whether or not all roads necessary for the full utilization of such Project for its intended purpose have been completed;

(b)  copies of all authorizations which are presently procurable with respect to the Project, including without limitation, plot plan approvals, subdivision approvals, environmental approvals, water, sewer and drainage permits, and building and other permits required by the appropriate Governmental Authority for the construction, use, occupancy and operation of the Project in accordance with all applicable Requirements;

(c)  if Borrower has received any citation, notice or warning letter from any Governmental Authority relating to construction of the Project, evidence satisfactory to Lender that the matters covered therein have been (or will be) resolved to the satisfaction of such Governmental Authority;

(d)  a Request for Advance accompanied by an "Application and Certificate for Payment" AIA Document G702, together with the accompanying "Continuation Sheet" AIA Document G703 with appropriate contractor and architect certifications, and approved by the Inspecting Agent, together with a critical path schedule for completion of the Project with a cost breakdown per line item and task; provided, that if the Request for Advance requires an amendment to the Use of Proceeds or reallocation of Hard Cost items which would require contractor and lienor notice under Section —, — Statutes, Borrower, as owner, will serve the General Contractor and all required lienors, written notice in compliance with said Section and shall deliver such notice to Lender, countersigned by the General Contractor and any lienors who have provided notices to owner;

(e)  advice from the Inspecting Agent to the effect that in his opinion the construction of the Improvements is progressing satisfactorily;

(f)  copies of all receipted bills, certificates, affidavits, receipts, releases or waivers of lien from the General Contractor and any other documents which may be required or allowed by the lien laws of the state of —, or which may be required by Lender or the Title Insurer as evidence of full payment for all labor and materials incident to the construction of the applicable portion of the Project;

(g)  evidence satisfactory to it or an endorsement to the title policy required by subparagraph (h) of paragraph 2 of Article VI hereof indicating that since the last preceding Advance, there has been no change in the state of title and no survey exceptions not theretofore approved by the Lender, which endorsement shall have the effect of increasing the coverage of the policy by an amount equal to the Advance then being made if the policy does not by its terms provide for such an increase;

(h)  in the case of the first Advance under the Loan for Hard Costs, a supplemental survey or surveys (in the form prescribed in subparagraph (j) of paragraph 2 of Article VI hereof) showing all foundations of the Improvements to be in place as so as not to be in violation of any building or setback lines (with the same duly noted thereon), covenant, restriction or zoning ordinance affecting the Land;

(i)  proof of builder's risk insurance if deferred by Lender at the time of the Initial Disbursement;

(j)  such other executed documents and instruments and such other items as are set forth in the Commitment and the Closing Checklist or as may be reasonably required by Lender;

and, if the Final Advance,

(k) evidence of the approval by Local Authority of the Project in its entirety for permanent occupancy to the extent any such approval is a condition of the lawful use and/or occupancy of said Project (including without limitation, a copy of the Certificate of Occupancy/Completion issued therefor), and of the approval of the contemplated uses thereof by all Governmental Authority;

(I) advice from Borrower's Architect and Borrower's Engineer to the effect that the Project has been completed in accordance with the Plans and complies with all applicable building, fire Marshall and underwriter codes;

(m)  a final endorsement to the title insurance policy meeting the requirements of subparagraph (h) of paragraph 2 of Article VI hereof;

(n)  a final survey (in the form prescribed in subparagraph (i) of paragraph 2 of Article VI hereof) showing the completed the Improvements;

(o)  a final, "as-built" set of drawings for the completed Improvements;

(p)  final affidavits of no lien from Borrower and General Contractor as to such Improvements;

(q)  a certified list of all subcontractors and executed final releases of lien from all subcontractors and all other Persons who may have a right to file any claim of lien against the Land or the Project; and

(r)  an inventory of fixtures and equipment of Borrower, located upon the Land or installed in the Project, all identified by make, model and serial numbers.

7

ARTICLE VIII

GENERAL CONDITIONS

The following conditions shall be applicable throughout the term of this Loan Agreement:

1.  Non-waiver. No Advance hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make Advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided.

2.  Plan Approval. No work shall be commenced with respect to any particular segment of construction of the Project until the Plans for such segment shall have been submitted to the Inspector and to Lender and approved by him and by Lender.

3.  Conditions Precedent. All proceedings taken in connection with the transactions provided for herein, all surveys, appraisals and documents required or contemplated by this Loan Agreement or the Mortgage and the Persons responsible for the execution and preparation thereof, the General Contractor and all Major Subcontractors, all sureties, guarantors, insurers and the form of the General Contract and Major Subcontracts, all leases, bonds, guaranties and policies of insurance shall be reasonably satisfactory to Lender and Lender's Counsel shall have received copies (or certified copies where appropriate in such counsel's judgment) of all documents which they may reasonably request in connection therewith.

4.  Lender Satisfaction. Any condition of this Loan Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts and Lender shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or non-existence.

5.  Completion Funds. Borrower, if required by Lender, shall either have deposited with Lender an amount equal to the difference between the estimated cost of completion of construction of the Project as determined by Lender and the amount of the Loan which remains to be disbursed or shall have paid for construction costs in that amount so that the amount of the Loan which remains to be disbursed shall be sufficient to pay the remaining Total Project Costs and complete the construction of the Project.

6.  No Third-Party Beneficiary. All conditions of the obligations of Lender to make Advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make Advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do.

7.  Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes (a) in the case of hand delivery, when delivered to the address set forth in the preamble to this Loan Agreement and addressed to the party involved, (b) in the case of mailing, mail and addressed to the other party at the address as set forth in the preamble of this Loan Agreement, and (c) in all other cases, when the same has been actually received by the other party. Either party hereto may change the address to which said notices are to be sent by the giving of notice of such change to the other party as set forth herein.

8.  Amendment. Neither this Loan Agreement nor any provision hereof may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

9.  No Partnership or Agency. The relationship between Lender and Borrower is solely that of lender and borrower. Lender has no fiduciary or other special relationship with or duty to Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended, or shall be construed to create any partnership, joint venture, association, or special relationship between Borrower and Lender or in any way make Lender a co-principal or a member of a joint enterprise with Borrower with reference to the Project or otherwise. Borrower is not, and may not be, the agent of Lender for any purpose, nor may Lender be the agent of Borrower for any purpose, except and unless it is specifically set forth herein. In no event shall Lender's rights and interests under the Loan Documents be construed to give Lender the right to control or be deemed to indicate that Lender is in control of, the business, properties, management, or operations of Borrower.

10.  Assignment of Certain Rights. Borrower hereby assigns to Lender all rights of Borrower under its contracts with the General Contractor, Borrower's Architect, Borrower's Engineer, and further, under the Plans and any payment or performance bonds relating to the Project, and Lender shall have the option after an Event of Default, in is sole discretion and in addition to any other rights and remedies Lender may have, to exercise its rights under this assignment. Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may determine to be necessary to cure any default under any of the foregoing contracts or bonds or with respect to the Plans, or to protect the rights of Borrower or Lender with respect thereto. Borrower irrevocably constitutes and appoints Lender as Borrower's attorney in fact, which power of attorney is coupled with an interest and irrevocable, to enforce in Borrower's name or in Lender's name all rights of Borrower under any such contract or bond or with respect to the Plans. Lender shall incur no liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid. Borrower indemnifies and holds Lender harmless against and from any loss, cost, liability, or expense (including, but not limited to, consultants' fees and expenses and attorneys' fees and expenses) incurred in connection with Borrower's failure to perform any of its obligations under any such contracts or bonds or any action taken by Lender. Lender may use the Plans for any purpose relating to the Improvements. Borrower represents and warrants to Lender that the copy of any contract or bond furnished or to be furnished to Lender is and shall be a true and complete copy thereof, that the copies of the Plans delivered to Lender are and shall be true and complete copies of the Plans, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that Borrower's interest therein is not subject to any claim, setoff, or encumbrance.

11.  Binding Effect. This Loan Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns. Borrower may be released from the obligations and agreements hereunder only by a written instrument signed by Lender specifically providing for such release.

12.  Assignment. This Loan Agreement may be assigned by Lender at any time subsequent to disbursement of the Final Advance or occurrence of an Event of Default hereunder but shall not be assignable by Borrower without the prior written consent of Lender. If Lender approves an assignment hereof by Borrower, Lender shall be entitled to make Advances to such assignee and such Advances shall be secured by the Security Documents. Borrower shall remain liable for all sums Advanced hereunder before and after such assignment.

13.  Governing Law. This Loan Agreement shall be construed under the laws of the State of —.

14.  Headings. The paragraph headings contained in this Loan Agreement are for reference purposes only and shall not in any way affect the meaning, content, or interpretation hereof.

15.  Time is of Essence. Time is of the essence of this Loan Agreement.

16.  Further Assurances. To the end that the covenants and agreements of Borrower set forth in this Loan Agreement and in the other Loan Documents shall be effectively and fully performed and the intent and purpose of this Loan Agreement and such other Loan Documents be fulfilled, Borrower agrees, upon Lender's request, to (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as Lender deems necessary, desirable or proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Land; (c) execute, acknowledge, deliver, procure, file or record any document or instrument Lender deems necessary, desirable or proper to protect the liens or the security interest under the Loan Documents against the rights or interests of third parties; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Lender to comply with the requirements of any Governmental Authority having jurisdiction over Lender.

17.  Counterparts. This Loan Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

18.  Interpretation. References to Articles, paragraphs and Exhibits are, unless specified otherwise, references to Articles, paragraphs and Exhibits of this Loan Agreement. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. References to Borrower or any Guarantor shall mean, each Person comprising same, jointly, and severally. The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Loan Agreement (including the attached exhibits) and not to any particular provision or section. The words "include" and "including" shall be interpreted as if followed by the words "without limitation". Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents.

19.  Exhibits. The Exhibits attached to this Loan Agreement are incorporated herein by reference.

20.  Complete Agreement. [Except as otherwise provided in paragraph 2 of Article IX hereof, this][This] Loan Agreement and the other Loan Documents embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

21.  Limitations. Notwithstanding anything contained herein to the contrary, the maximum amount that shall be outstanding under the Loan shall not exceed the lesser of a) — Dollars; b) the Required LTV; or c) Loan to cost of eighty-five percent (85.00%).

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ARTICLE IX

PARTICULAR PROVISIONS

The foregoing Articles of this Loan Agreement are subject to the following further provisions:

1.  Publicity. Lender shall have the right to publicize its involvement in the financing and construction of the Project, may require Borrower to name Lender as its construction lender in all publicity releases and promotional materials issued in connection with the Project, and shall have the right to erect and maintain a suitable sign on the Land reflecting its participation in the Project at all times, all prior to completion of the Project.

2.  Commitment. The terms and provisions of the Commitment shall survive the closing of the Loan and shall continue to be fully binding upon Borrower during the term of the Loan and any default under or non-compliance with any of the terms and conditions of said Commitment by Borrower shall constitute a default hereunder.]

3.  Security Interest in Materials, Etc. In order more fully to secure Lender with reference to Advances made hereunder, Borrower hereby conveys to Lender and grants to Lender a security interest in all of Borrower's right, title and interest in materials on the Land financed by Advance made by Lender which are not at any relevant time incorporated into the Improvements and materials, wherever located, financed by Advances made by Lender and intended for incorporation into the Improvements, as additional security for the Note. Borrower agrees: (a) that Lender shall have all of the rights, with reference to such security, as a secured party is entitled to hold with reference to any security interest under the UCC; ( b) that such security interest shall cover cash and non-cash proceeds of such materials; (c) that such materials will not be held for sale to others or disposed by Borrower without the prior written consent of Lender and, if at any time located on the Land, shall not be removed from the Land; and (d) that such security interest shall be an interest prior to the rights of any other party.

The undertakings of Borrower in this Paragraph 3 of this Article IX shall also be applicable to any personal property owned by Borrower and used or to be used in connection with the Improvements and located on the Land, whether the purchase thereof was financed by Advances made by Lender. Borrower agrees to execute such instruments as Lender may from time-to-time reasonably request to perfect the security interest of Lender in any and all rights under this Loan Agreement, and any and all property of Borrower which, under applicable provisions of this Loan Agreement, may or shall stand as security for Advances under this Loan Agreement.

4.  Conflict with Other Loan Documents. During the period of the Loan, or until Lender otherwise earlier notifies Borrower to the contrary, the default provisions contained in this Loan Agreement (including the right of Borrower, if any, to cure defaults) shall govern and control over the default provisions contained in any of the other Loan Documents.

5.  CHOICE OF LAW. THIS LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF — AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

6.  JURISDICTION AND VENUE. BORROWER AND GUARANTORS: (A) HEREBY IRREVOCABLY SUBMITS ITSELF/THEMSELVES TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF —, — COUNTY, —, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF —, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE SUBJECT MATTER HEREOF OR THEREOF (EXCEPT AS MAY BE SPECIFICALLY PROVIDED TO THE CONTRARY IN THE MORTGAGE), OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT BORROWER IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

7.  WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH ACTION ARISING OUT OF, OR BASED UPON, THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the parties have executed this Loan Agreement the day and year first above written, the execution hereof by Borrower constituting a certification by the Person executing on its behalf that the representations and warranties made in Article III are true and correct as of the date hereof and that he is duly authorized on behalf of Borrower to execute and deliver this Loan Agreement.

BORROWER:

GUARANTOR:

__________

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